The New Economy Fund®

Summary prospectus February 1, 2013	Class Ticker
A ANEFX B ANFBX C ANFCX F-1 ANFFX F-2 NEFFX 529-A CNGAX 529-B CNGBX 529-C CNGCX 529-E CNGEX 529-F-1 CNGFX R-1 RNGAX R-2 RNGBX R-3 RNGCX R-4 RNGEX R-5 RNGFX R-6 RNGGX

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at americanfunds.com/prospectus. You can also get this information at no cost by calling 800/421-4225 or by sending an email request to prospectus@americanfunds.com. The current prospectus and statement of additional information, dated February 1, 2013, are incorporated by reference into this summary prospectus.

Investment objectives

The investment objective of the fund is long-term growth of capital. Current income is a secondary consideration.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions and waivers” section on page 26 of the prospectus and on page 58 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment)
Share classes

	A and 529-A	B and 529-B	C and 529-C	529-E	F-1, F-2 and 529-F-1	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	none	none	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00*	5.00%	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none	none
Maximum annual account fee (529 share classes only)	$10	$10	$10	$10	$10	N/A

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Share classes
	A	B	C	F-1	F-2	529-A	529-B	529-C
Management fees	0.41%	0.41%	0.41%	0.41%	0.41%	0.41%	0.41%	0.41%
Distribution and/or service (12b-1) fees	0.23	1.00	1.00	0.25	none	0.20	0.99	0.99
Other expenses	0.23	0.22	0.26	0.20	0.18	0.32	0.35	0.34
Total annual fund operating expenses	0.87	1.63	1.67	0.86	0.59	0.93	1.75	1.74

	529-E	529-F-1	R-1	R-2	R-3	R-4	R-5	R-6
Management fees	0.41%	0.41%	0.41%	0.41%	0.41%	0.41%	0.41%	0.41%
Distribution and/or service (12b-1) fees	0.50	0.00	1.00	0.74	0.50	0.25	none	none
Other expenses	0.29	0.33	0.20	0.48	0.27	0.19	0.13	0.08
Total annual fund operating expenses	1.20	0.74	1.61	1.63	1.18	0.85	0.54	0.49
*	A contingent deferred sales charge of 1.00% applies on certain redemptions within one year following purchases of $1 million or more made without an initial sales charge.

The New Economy Fund / Summary prospectus 1

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$659	$837	$1,029	$1,586
B	666	914	1,087	1,730
C	270	526	907	1,976
F-1	88	274	477	1,061
F-2	60	189	329	738
529-A	684	894	1,118	1,756
529-B	698	990	1,206	1,946
529-C	297	587	1,001	2,150
529-E	142	420	717	1,556
529-F-1	95	276	470	1,023
R-1	164	508	876	1,911
R-2	166	514	887	1,933
R-3	120	375	649	1,432
R-4	87	271	471	1,049
R-5	55	173	302	677
R-6	50	157	274	616

For the share classes listed below, you would pay the following if you did not redeem your shares:

Share classes	1 year	3 years	5 years	10 years
B	$166	$514	$ 887	$1,730
C	170	526	907	1,976
529-B	198	590	1,006	1,946
529-C	197	587	1,001	2,150

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 37% of the average value of its portfolio.

The New Economy Fund / Summary prospectus 2

Principal investment strategies

The fund seeks to achieve its objectives by investing in securities of companies that can benefit from innovation, exploit new technologies or provide products and services that meet the demands of an evolving global economy.

In pursuing its investment objectives, the fund invests primarily in common stocks that the investment adviser believes have the potential for growth. The fund also invests in common stocks with the potential to pay dividends. The fund may invest a significant portion of its assets in issuers based outside the United States, including those based in developing countries.

The investment adviser uses a system of multiple portfolio counselors in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual counselors who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund. The fund may be subject to additional risks because it invests in a more limited group of sectors and industries than the broad market.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. In addition, the prices of these stocks may be more volatile than stocks of larger, more established companies.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations outside the United States, may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries.

The New Economy Fund / Summary prospectus 3

Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the United States. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

The New Economy Fund / Summary prospectus 4

Investment results

The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Global Service and Information Index reflects the market sectors in which the fund invests. The Lipper Growth Funds Index includes the fund and other funds that disclose investment objectives and/or strategies reasonably comparable to the fund’s objective and/or strategies. The Lipper International Funds Index includes funds that disclose investment objectives and/or strategies reasonably comparable to the fund's objective and/or strategies. Past investment results (before and after taxes) are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com.

The New Economy Fund / Summary prospectus 5

Average annual total returns For the periods ended December 31, 2012 (with maximum sales charge):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A − Before taxes	12/1/1983	16.89%	1.08%	8.96%	10.43%
− After taxes on distributions		16.26	0.88	8.68	N/A
− After taxes on distributions and sale of fund shares		11.81	0.90	7.94	N/A

Share classes (before taxes)	Inception date	1 year	5 years	10 years	Lifetime
B	3/15/2000	18.04%	1.13%	8.94%	1.10%
C	3/15/2001	21.98	1.50	8.74	3.88
F-1	3/15/2001	24.01	2.29	9.60	4.58
F-2	8/1/2008	24.35	N/A	N/A	7.26
529-A	2/15/2002	16.83	1.04	8.93	5.85
529-B	2/19/2002	17.95	1.02	8.82	5.98
529-C	2/21/2002	21.94	1.41	8.65	5.89
529-E	3/15/2002	23.62	1.94	9.22	5.52
529-F-1	10/11/2002	24.21	2.45	9.70	10.51
R-1	6/21/2002	23.08	1.52	8.76	6.92
R-2	5/31/2002	23.07	1.46	8.74	5.88
R-3	6/25/2002	23.58	1.97	9.23	7.51
R-4	7/25/2002	24.01	2.30	9.61	9.74
R-5	5/15/2002	24.38	2.62	9.94	6.70
R-6	5/1/2009	24.47	N/A	N/A	16.75

Indexes	1 year	5 years	10 years	Lifetime (from Class A inception)
S&P 500 (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	15.99%	1.66%	7.10%	10.36%
Global Service and Information Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	19.09	0.00	7.06	N/A
Lipper Growth Funds Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	16.77	0.66	6.32	8.52
Lipper International Funds Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	19.70	–2.82	8.81	N/A

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-favored arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

The New Economy Fund / Summary prospectus 6

Management

Investment adviser Capital Research and Management CompanySM

Portfolio counselors The individuals primarily responsible for the portfolio management of the fund are:

Portfolio counselor/ Fund title (if applicable)	Portfolio counselor experience in this fund	Primary title with investment adviser
Timothy D. Armour Vice Chairman of the Board	22 years	Senior Vice President – Capital Research Global Investors
Claudia P. Huntington President and Trustee	18 years	Senior Vice President – Capital Research Global Investors
Mark E. Denning Senior Vice President	11 years	Senior Vice President – Capital Research Global Investors
Harold H. La Vice President	7 years	Senior Vice President – Capital Research Global Investors

Purchase and sale of fund shares

The minimum amount to establish an account for all share classes is $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish or add to an account.

If you are a retail investor, you may sell (redeem) shares through your dealer or financial adviser or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at 800/421-4225; faxing American Funds Service Company at 888/421-4351; or accessing our website at americanfunds.com. Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

Tax information

Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

MFGEIPX-014-0213P Litho in USA CGD/RRD/8015	Investment Company File No. 811-03735

The Capital Group Companies

American Funds	Capital Research and Management	Capital International	Capital Guardian	Capital Bank and Trust

THE FUND PROVIDES A SPANISH TRANSLATION OF THE ABOVE SUMMARY PROSPECTUS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE SUMMARY PROSPECTUS ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	VINCENT P. CORTI
VINCENT P. CORTI
SECRETARY